AXA PREMIER VIP TRUST

CLASS K SHARES

SUPPLEMENT DATED FEBRUARY 15, 2012 TO THE PROSPECTUS DATED AUGUST 16, 2011, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated August 16, 2011, as supplemented, of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding changes to the following portfolios’ investment objectives: Multimanager Aggressive Equity Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio (each, a “Portfolio” and collectively, the “Portfolios”).

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Effective May 1, 2012, the investment objective for each of the above listed Portfolios is hereby deleted and replaced in its entirety with the following:

Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.

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